SECURITIES AND EXCHANGE COMMISSION


                          Washington, DC  20549


                               FORM 8-K


                            CURRENT REPORT

                  Pursuant to Section 13 or 15 (d) of the
                    Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 16, 2000



                          APTA HOLDINGS, INC.
           (Exact name of registrant as specified in charter)



    Delaware                  0-26777               22-3662292
(State or other             (Commission           (IRS Employer
 jurisdiction               File Number)         Identification No.)
of incorporation)



                         215 West Main Street
                     Maple Shade, New Jersey  08052
                (Address of principal executive offices)


Registrant's telephone number, including area code      (856) 667-0600


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ITEM 5.  OTHER EVENTS.


On November 16, 2000, Apta Holdings, Inc. issued a press release reporting that the Company had declared a dividend distribution of one share of Apta's wholly owned subsidiary, Gavella Corp., a Delaware corporation for each share of Apta Holdings, Inc. common stock held by Apta Holdings, Inc. stockholders of record at the close of business on December 1, 2000. A copy of such press release is attached to this Form 8-K as Exhibit 99.01.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     a.    N/A

     b.    N/A

     c.    Exhibits

           99.01   Apta Holdings, Inc. Press Release dated November 16, 2000

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ARCA CORP.

                                          /s/ Harry J. Santoro
DATED: November 20, 2000
                                          By: Harry J. Santoro
                                          President